UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2007

ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8120 Shaffer Parkway
Littleton, Colorado		80127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 285-9885

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On June 25, 2007, Ascent Solar Technologies, Inc. (the “Company”) issued a press release titled “Ascent Solar Reports Over 99% of Class A Public Warrants Exercised”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description_____________________________________________________
99.1	Press Release titled “Ascent Solar Reports Over 99% of Class A Warrants Exercised”, dated June 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

June 25, 2007	By:	/s/ Matthew B. Foster
Name: Matthew B. Foster
Title: President & CEO